Ciena Corporation Investor presentation Period ended October 31, 2018 Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary.

Forward-looking statements and non-GAAP measures Information in this presentation and related comments of presenters contain a number of forward-looking statements. These statements are based on current expectations, forecasts, assumptions and other information available to the Company as of the date hereof. Forward-looking statements include Ciena’s long-term financial targets, prospective financial results, return of capital plans, business strategies, expectations about its addressable markets and market share, and business outlook for future periods, as well as statements regarding Ciena’s expectations, beliefs, intentions or strategies regarding the future. Often, these can be identified by forward-looking words such as “target” “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will,” “plan,” “predict,” “potential,” “project, “continue,” and “would” or similar words. Ciena's actual results, performance or events may differ materially from these forward-looking statements made or implied due to a number of risks and uncertainties relating to Ciena's business, including: the effect of broader economic and market conditions on our customers and their business; our ability to execute our business and growth strategies; changes in network spending or network strategy by our customers; seasonality and the timing and size of customer orders, including our ability to recognize revenue relating to such sales; the level of competitive pressure we encounter; the product, customer and geographic mix of sales within the period; supply chain disruptions and the level of success relating to efforts to optimize Ciena's operations; changes in foreign currency exchange rates affecting revenue and operating expense; the impact of the Tax Cuts and Jobs Act; and the other risk factors disclosed in Ciena’s periodic reports filed with the Securities and Exchange Commission (SEC) including Ciena’s Quarterly Report on Form 10-Q filed with the SEC on September 5, 2018 and Ciena’s Annual Report on Form 10-K to be filed with the SEC. All information, statements, and projections in this presentation and the related earnings call speak only as of the date of this presentation and related earnings call. Ciena assumes no obligation to update any forward-looking or other information included in this presentation or related earnings calls, whether as a result of new information, future events or otherwise. In addition, this presentation includes historical, and may include prospective, non-GAAP measures of Ciena’s gross margin, operating expense, operating profit, EBITDA, net income, and net income per share. These measures are not intended to be a substitute for financial information presented in accordance with GAAP. A reconciliation of non-GAAP measures used in this presentation to Ciena’s GAAP results for the relevant period can be found in the Appendix to this presentation. Additional information can also be found in our press release filed this morning and in our reports on Form 10-Q filed with the Securities and Exchange Commission. Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 2

Table of Contents Long-Term Targets Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 3

FY 2018 Highlights Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 4

FY 2018 Key Achievements

1 We are taking market share and outperforming the competition

- Annual revenue growth greater than the market at 10%
- Expect to have gained at least 2% of global market share
- Continued to diversify revenue with strong YoY growth; APAC up 21%, Webscale up 139% and Subsea up 25%

2 Our balance sheet is strong

- Ended the fiscal year with no convertible debt outstanding
- Significant return of capital to shareholders with $111M used to repurchase shares during the year
- Ratings agency upgrades from Moody's and S&P

3 We are forcing the pace of innovation with the Adaptive Network

- WaveLogic roadmap extends beyond 400G and with multiple form factors
- Adaptive IP capabilities for Packet Networking to address fiber densification (5G & Fiber Deep)
- Blue Planet Automation portfolio strengthened with recent acquisitions of Packet Design for route optimization and DonRiver federated inventory and services

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FY 2018 Financial Highlights FY’18 FY’17 Revenue $3.09B $2.80B Adjusted 43.0% 45.1% Gross Margin Adjusted $994M $931M Operating Expense 32.1% / total revenue 33.2% / total revenue Adjusted 10.9% 11.9% Operating Margin Adjusted EPS $1.39 $1.14 * A reconciliation of these non-GAAP measures to our GAAP results is included in the press release for the relative period. Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 6

FY 2018 Operating Metrics FY’18 FY’17 Cash and Investments $953M $1.0B Cash Flow from $229M $235M Operations DSO 92 days 80 days Inventory Turns 5.7 4.9 Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 7

Q4’18 Financials Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 8

Q4’18 Financial Highlights Revenue Adjusted Gross Margin Adjusted Operating Margin Adjusted EBITDA Cash Flow from Operations Adjusted EPS * A reconciliation of these non-GAAP measures to our GAAP results is included in the appendix to this presentation. Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 9

Q4’18 Performance Comparisons (year-over-year) Revenue Adj. Gross Margin* Adj. Operating Margin* Q4'18 Q4'17 Q4'18 Q4'17 Q4'18 Q4'17 $899.4 44.7% 44.2% 13.9% $744.4 11.9% Adj. EBITDA* Cash Flow from Operations Adj. EPS* Q4'18 Q4'17 Q4'18 Q4'17 Q4'18 Q4'17 $145.8 $0.53 $138.5 $109.7 $0.32 $68.0 * A reconciliation of these non-GAAP measures to our GAAP results is included in the appendix to this presentation. Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 10

Q4’18 Balance Sheet and Operating Metrics Cash and Investments $953.4 million Cash Flow from Operations $68.0 million DSO 79 days Inventory Turns 6.4 Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 11

Revenue by Segment (Amounts in millions) Q4 FY 2018 Q4 FY 2017 $1,000.0 50.0% 44.7% 43.4% 44.2% Revenue %** Revenue %** $900.0 42.6% 45.0% 40.7% Networking Platforms 40.0% $800.0 Converged Packet Optical $646.4 71.9 $506.4 68.0 $700.0 35.0% Packet Networking 66.5 7.4 92.5 12.5 Total Networking Platforms 712.9 79.3 598.9 80.5 $600.0 30.0% Software and Software-Related Services $500.0 25.0% Platform Software and Services 56.6 6.3 35.9 4.8 $400.0 20.0% Blue Planet Automation Software and Services 13.9% 14.0% 10.7 1.2 5.9 0.8 $300.0 11.9% 15.0% Total Software and Software- 7.7% Related Services 67.3 7.5 41.8 5.6 $200.0 6.3% 10.0% Global Services $100.0 5.0% Maintenance Support and Training 67.4 7.5 56.2 7.5 $0.0 0.0% Installation and Deployment 39.3 4.4 33.5 4.5 Q4'18 Q3'18 Q2'18 Q1'18 Q4'17 Consulting and Network Design Networking Platforms Software & Software-Related Services 12.5 1.3 14.0 1.9 Global Services Adj. Gross Margin* Total Global Services 119.2 13.2 103.7 13.9 Total Adj. Operating Margin * $899.4 100.0% $744.4 100.0% * A reconciliation of these non-GAAP measures to our GAAP results is included in the appendix to this presentation. ** Denotes % of total revenue Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 12

Revenue by Geographic Region Q4 2018 900 800 18.7% 21.0% 700 5.9% 20.8% 20.1% 13.7% 3.4% North America 600 17.1% 14.9% 3.4% 5.8% 5.4% 18.7% Europe, Middle East 500 16.7% 14.9% and Africa 15.1% 5.9% Caribbean and Latin 400 America 300 13.7% 61.7% Asia Pacific 61.7% 60.7% 59.2% 200 59.1% 62.4% 100 0 Q4 FY2018 Q3 FY2018 Q2 FY2018 Q1 FY2018 Q4 FY2017 North America EMEA CALA APAC Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 13

Our Pedigree Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 14

Successful execution of our strategy

		FY 2018	FY 2015
Diversification	APAC	~20% total revenue | India: $271M	~10% total revenue | India: ~$100M
	Webscale*	~35% total revenue	~15% total revenue
	Subsea	Upgrade + New Build market	Upgrade market only
Innovation	Solutions	Purpose built solutions for individual customer types and applications	Limited number of solutions designed to be used by all customers
	Software Automation	Blue Planet + DonRiver and Packet Design	Limited
	IP Capabilities	Introduction of Adaptive IP for Fiber Densification	Limited
Scale	Customers	1,300+	1,000
	R&D Spend**	$492 million	$414 million
	Go to Market	80+ Countries	~60 Countries

*Direct, indirect, and apportioned subsea revenue
**R&D operating expense, GAAP

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Delivering consistent and differentiated financial performance Normalized Revenue Normalized Adjusted OM 1.60 3.00 2.50 1.40 2.00 1.20 1.50 1.00 1.00 0.50 0.80 0.00 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 1 2,3 1 2,3 Ciena Industry Avg Ciena Industry Avg *Industry Average: ACIA, ADTN, ADVA, CSCO, INFN¹, JNPR and NOKIA IP Networks segment 1. 2018 includes mid-point of Q1’19 guidance. 2. 2018 includes mid-point of Q4’18 guidance 3. INFN Q4 revenue is based on consensus as of 10/1/18 and excludes Coriant however adjusted OM is based on company forecast and includes Coriant Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 16

Delivering differentiated profitability and stock outperformance 22.3% CAGR Adj. EPS* Total Shareholder Return FY18 $1.39 47.0% 38.0% $1.14 35.6% $0.93 20.7% 18.0% -18.5% -33.8% -34.8% FY2018 FY2017 FY2016 CIEN INFN ACIA ADTN CSCO JNPR NOK ADV *A reconciliation of these non-GAAP measures to our GAAP results is included in the press release for the relative period. Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 17

Ciena is a market share leader in all target segments

Dell'Oro Group

#1 GLOBALLY
- DATA CENTER INTERCONNECT
- DATA CENTER INTERCONNECT for ICPs
- PURPOSE-BUILT/COMPACT MODULAR DCI

#1 N. AMERICA
- TOTAL OPTICAL NETWORKING
- PACKET OPTICAL
- NEXT-GEN OPTICAL
- LH WDM
- METRO WDM
- OPTICAL SWITCHING

#2 GLOBALLY
- TOTAL OPTICAL NETWORKING
- NEXT-GEN OPTICAL
- PACKET OPTICAL
- LH WDM
- METRO WDM

Optical Networks Report, 3Q18

IHS Markit

#1 GLOBALLY
- OPTICAL EQUIPMENT VENDOR LEADERSHIP SP SURVEY
- OPTICAL NETWORK HARDWARE VENDOR SCORECARD
- CARRIER ETHERNET ACCESS DEVICES
- DATA CENTER INTERCONNECT
- PURPOSE-BUILT/COMPACT MODULAR DCI
- SUBMARINE

#1 N. AMERICA
- TOTAL OPTICAL NETWORKING
- CARRIER ETHERNET ACCESS DEVICES
- LH WDM
- METRO WDM

#2 GLOBALLY
- TOTAL OPTICAL NETWORKING
- LH WDM
- METRO WDM

Optical Networks Report, 3Q18
DCI Market Tracker, September 2018
Ethernet Access Devices Tracker, September 2018
Optical Network Hardware Vendor Scorecard, June 2018
Optical Equipment Vendor Leadership Global Service Provider Survey December 2017

Ovum TMT intelligence | informa

#1 GLOBALLY
- DATA CENTER INTERCONNECT
- DATA CENTER INTERCONNECT for ICPs
- PURPOSE-BUILT/COMPACT MODULAR DCI
- SUBSEA OPTOELECTRONICS
- SUBMARINE SLTE MARKET

#1 N. AMERICA
- TOTAL OPTICAL NETWORKING
- LH WDM
- METRO WDM

#2 GLOBALLY
- TOTAL OPTICAL NETWORKING
- LH WDM
- METRO WDM

Optical Networks Report, 3Q18
Data Center Interconnect Market Share Report, 3Q18

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Market Context Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 19

Growth forecasts for our target markets vary by geographic region NA EMEA China 7.4% 3.8% 4.1% 3.0% 3.1% 1.4% 1.7% (0.5%) 2018 Forecasted (2.8%) 2018 2019 ‘19-’21 2018 2019 ‘19-’21 Market Growth 2018 2019 ‘19-’21 2019 Forecasted Global Ex-China Market Growth 4.5% 2019-2021 CALA APAC Ex-China CAGR 3.4% 8.0% 6.6% 6.1% 4.4% 5.0% 0.4% (6.9%) 2018 2019 ‘19-’21 2018 2019 ‘19-’21 2018 2019 ‘19-’21 Source: IHS, Dell’Oro, Cignal AI, Ovum, Ciena analysis Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 20

Several mega trends are affecting our business All driven by an increased need for greater bandwidth and adaptive automation Cloud IoT & Mobility & 5G Connected Objects Fiber Data Center Densification Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 21

Software Overview Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 22

Why Automation Matters of service provider are deploying or • SDN plan to deploy Multi-Layer Service & • NFV 60% Data/Transport SDN Software* network • 5G complexity • Cost control of service providers want automation and optimization across IP and optical Need for • Service agility domains* automation • New revenue sources 52% • Customer Experience • Processes NFV will transform OSS to create a digital Need for • Technology (e.g. IBN) operating platform – comprised of network change 2-5ys and service orchestration, inventory, and • People (skills) service assurance.** *Source: Charting the Path to Network Automation & Disaggregation: Heavy Reading Carrier SDN Survey Analysis, February 2018 **Source: BSS and OSS are moving to the cloud: Analysys Mason’s perspective, July 2017 Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 23

Software and Software-related Services Operating Segment Platform Software and Services Blue Planet Automation Software and Services • Network management and domain control • Multi-domain service orchestration (MDSO) software • Inventory (BPI) • Related services, including software • Route Optimization and Assurance (ROA) subscription • NFV orchestration (NFVO) • Analytics • Related services and support, including software subscription Q4 FY 2018 Q4 FY 2017 Revenue %** Revenue %** Software and Software-Related Services Platform Software and Services 56.6 6.3 35.9 4.8 Blue Planet Automation Software and Services 10.7 1.2 5.9 0.8 Total Software and Software-Related Services $67.3 7.5% $41.8 5.6% Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 24

Long-Term Targets Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 25

New long-term financial targets* Execution of our strategy will drive top-line growth, profitability and cash generation *Projections or outlook with respect to future operating results are only as of December 13, 2018, the date presented on the related earnings call. Actual results may differ materially from these forward looking statements. Ciena assumes no obligation to update this information, whether as a result of new information, future events or otherwise. Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 26

Ciena performed well against its original three-year targets Ciena’s strategic drivers play a key role in our performance Optical Systems Attached Services Packet Networking (9.5%) Software and Related Services Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 27

New long-term financial targets* Optical Systems Attached Services Packet Networking Blue Planet *Projections or outlook with respect to future operating results are only as of December 13, 2018, the date presented on the related earnings call. Actual results may differ materially from these forward looking statements. Ciena assumes no obligation to update this information, whether as a result of new information, future events or otherwise. 1Projection indicates annual target for Ciena’s Blue Planet Automation software and services business in fiscal 2021 Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 28

Balance Sheet & Capital Allocation Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 29

Strengthening balance sheet Leverage Trend Net Debt (Cash) Position (in millions) Convertible Debt Gross debt-to-Adj. EBITDA leverage* ratio Cash** Debt Net Debt $1,400 8.0x $1,700 Upgraded to 7.1x 7.2x 7.0x $1,451 $1,200 BB/Ba1 $1,500 $1,264 $1,254 $1,300 6.0x $1,198 $1,000 $1,143 $1,100 $1,021 $969 $953 5.0x $936 $800 $900 $777 $712 $674 4.0x 4.0x $700 $693 $600 3.6x $486 3.0x $500 2.5x $243 $400 $300 2.0x $111 2.0x $100 ($33) $200 1.0x ($100) ($260) $- $- 0.0x ($300) 2013 2014 2015 2016 2017 2018 2013 2014 2015 2016 2017 2018 *A reconciliation of these non-GAAP measures to our GAAP results is included in the appendix to this presentation **Cash & cash equivalents Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 30

Continued strengthening balance sheet Convertible Debt Net Cash / (Debt) Gross Debt-to-EBITDA leverage ratio Ratings agency upgrades Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 31

Capital allocation priorities $ in millions 2018 Share Repurchases Convertible Debt & $40.0 Dilution $35.0 $30.0 $25.0 Share Repurchase $20.0 $15.0 $10.0 Business Expansion $5.0 $0.0 Q1 FY2018 Q2 FY2018 Q3 FY2018 Q4 FY2018 Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 32

Q4 Fiscal 2018 Appendix Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 33

Q4 FY 2018 Q3 FY 2018 Q2 FY 2018 Q1 FY 2018 Q4 FY 2017 GAAP gross profit $398,075 $351,543 $293,307 $271,765 $325,685 Share-based compensation-products 705 783 824 672 694 Share-based compensation-services 651 618 722 625 561 Amortization of intangible assets 2,957 2,534 2,289 2,289 2,332 Total adjustments related to gross profit 4,313 3,935 3,835 3,586 3,587 Adjusted (non-GAAP) gross profit $402,388 $355,478 $297,142 $275,351 $329,272 Adjusted (non-GAAP) gross margin 44.7% 43.4% 40.7% 42.6% 44.2% Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 34

Operating Expense Reconciliation
(Amounts in thousands)

	Q4 FY 2018	Q3 FY 2018	Q2 FY 2018	Q1 FY 2018	Q4 FY 2017
GAAP operating expense	$302,205	$266,269	$261,241	$255,029	$269,886
Share-based compensation-research and development	3,385	3,082	3,796	3,255	2,956
Share-based compensation-sales and marketing	3,741	3,417	3,760	3,328	3,218
Share-based compensation-general and administrative	5,588	4,538	5,109	4,474	4,130
Significant asset impairments and restructuring costs	1,460	6,359	4,359	5,961	15,059
Amortization of intangible assets	4,654	3,837	3,623	3,623	3,661
Acquisition and integration costs, excluding share-based compensation	3,778	1,333	-	-	-
Legal settlement	1,929	2,753	-	-	-
Total adjustments related to operating expense	$24,535	$25,319	$20,647	$20,641	$29,024
Adjusted (non-GAAP) operating expense	**$277,670**	**$240,950**	**$240,594**	**$234,388**	**$240,862**

Income from Operations Reconciliation
(Amounts in thousands)

	Q4 FY 2018	Q3 FY 2018	Q2 FY 2018	Q1 FY 2018	Q4 FY 2017
GAAP income from operations	$95,870	$85,274	$32,066	$16,736	$55,799
Total adjustments related to gross profit	4,313	3,935	3,835	3,586	3,587
Total adjustments related to operating expense	24,535	25,319	20,647	20,641	29,024
Total adjustments related to income from operations	28,848	29,254	24,482	24,227	32,611
Adjusted (non-GAAP) income from operations	**$124,718**	**$114,528**	**$56,548**	**$40,963**	**$88,410**
Adjusted (non-GAAP) operating margin	**13.9%**	**14.0%**	**7.7%**	**6.3%**	**11.9%**

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Net Income (loss) Reconciliation

(Amounts in thousands)

	Q4 FY 2018	Q3 FY 2018	Q2 FY 2018	Q1 FY 2018	Q4 FY 2017
GAAP net income (loss)	$63,977	$50,840	$13,856	($473,363)	$1,160,056
Exclude GAAP provision (benefit) for income taxes	(10,224)	19,280	6,475	477,940	(1,117,531)
Income before income taxes	53,753	70,120	20,331	4,577	42,525
Total adjustments related to income from operations	28,848	29,254	24,482	24,227	32,611
Loss on extinguishment and modification of debt	13,887	-	-	-	692
Non-cash interest expense	727	793	759	749	525
Change in fair value of debt conversion liability	12,070	-	-	-	-
Adjusted income before income taxes	109,285	100,167	45,572	29,553	76,353
Non-GAAP tax provision on adjusted income before income taxes	28,272	25,913	11,789	7,645	27,869
Adjusted (non-GAAP) net income	**$81,013**	**$74,254**	**$33,783**	**$21,908**	**$48,484**
Weighted average basic common shares outstanding	143,659	143,400	143,975	143,922	143,097
Weighted average dilutive potential common shares outstanding[1]	157,745	159,998	151,011	145,558	158,791

Net Income (loss) per Common Share

	Q4 FY 2018	Q3 FY 2018	Q2 FY 2018	Q1 FY 2018	Q4 FY 2017
GAAP diluted net income (loss) per common share	$ 0.34	$ 0.34	$ 0.09	$ (3.29)	$ 7.32
Adjusted (Non-GAAP) diluted net income per common share[2]	**$ 0.53**	**$ 0.48**	**$ 0.23**	**$ 0.15**	**$ 0.32**

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Earnings Before Interest, Tax, Depreciation and Amortization (EBITDA) Q4 FY 2018 Q3 FY 2018 Q2 FY 2018 Q1 FY 2018 Q4 FY 2017 Net income (loss) (GAAP) $ 63,977 $ 50,840 $ 13,856 $ (473,363) $ 1,160,056 Add: Interest expense 14,873 13,611 13,031 13,734 13,926 Less: Interest and other income (loss), net (13,357) (1,543) 1,296 1,575 1,344 Add: Loss on extinguishment and modification of debt (13,887) - - - (692) Add: Provision (benefit) for income taxes (10,224) 19,280 6,475 477,940 (1,117,531) Add: Depreciation of equipment, building, furniture and fixtures, and amortization 21,110 21,704 20,567 20,833 21,316 of leasehold improvements Add: Amortization of intangible assets 7,611 6,371 5,912 5,912 5,993 EBITDA $ 124,591 $ 113,349 $ 58,545 $ 43,481 $ 83,108 Add: Shared-based compensation cost 14,076 12,337 14,166 12,393 11,517 Add: Significant asset impairments and restructuring costs 1,460 6,359 4,359 5,961 15,059 Add: Acquisition and integration costs 3,778 1,333 - - - Add: Legal settlement 1,929 2,753 - - - Adjusted EBITDA $ 145,834 $ 136,131 $ 77,070 $ 61,835 $ 109,684 Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 37

• • • • • • • • • Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 38

Copyright © Ciena Corporation 2017. All rights reserved. Confidential & Proprietary. 39